UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CBRE Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! CBRE GROUP, INC. 2023 Annual Meeting Vote by May 16, 2023 8:59 PM PT D99113-P89245 You invested in CBRE GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 17, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 17, 2023 11:00 a.m. (Central Time) vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/CBRE2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT CBRE GROUP, INC. This is an overview of the proposals being presented at the 2023 Annual Meeting upcoming shareholder meeting. Please follow the instructions on Vote by May 16, 2023 the reverse side to vote these important matters. 8:59 PM PT Voting Items Board Recommends 1. Elect Directors Nominees: 1a. Brandon B. Boze For 1b. Beth F. Cobert For 1c. Reginald H. Gilyard For 1d. Shira D. Goodman For 1e. E.M. Blake Hutcheson For 1f. Christopher T. Jenny For 1g. Gerardo I. Lopez For 1h. Susan Meaney For 1i. Oscar Munoz For 1j. Robert E. Sulentic For 1k. Sanjiv Yajnik For 2. Ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2023. For 3. Advisory vote to approve named executive officer compensation for 2022. For 4. Advisory vote to approve the frequency of future advisory votes on named executive officer compensation. 1 Year 5. Stockholder proposal regarding executive stock ownership retention. Against NOTE: To transact any other business properly introduced at the Annual Meeting. D99114-P89245